ACCRUED LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
ACCRUED LIABILITIES [Abstract]
Accrued Interest	$ 163	$ 1,598
Accrued Expenses	11,569	7,362
Settlement Deferred Compensation Liabilities	3,830	0
Total	$ 15,562	$ 8,960